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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 14, 2000



                                SUMMEDIA.COM INC.
                 (Exact name of issuer as specified in charter)


            Colorado                    0-30566                 95-4734398
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
        of incorporation                                  Identification Number)

                      1055 West Hastings Street, Suite 1200
                           Vancouver, British Columbia
                               -------------------
                    (Address of principal executive offices)

                                     V6E 2E9
                                     -------
                                   (Zip code)

                                 (604) 605-0901
                                 --------------
              (Registrant's telephone number, including area code)


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Item 5.  Other Events

         Filed herewith as Exhibit 99.1 is a copy of a press release issued by SUMmedia.com Inc. (the "Company") on July 14, 2000. This press release is incorporated herein by reference.

         In reference to the press release incorporated herein as Exhibit 99.1, on July 14, 2000, the Company announced that John Veltheer, President, David Lewis, Chief Financial Officer and Secretary, and Al Szajman, Vice President of Marketing had resigned their executive positions. The Company explained in the press release that each resigning executive remains committed to the Company and retains a significant shareholder stake. The Company announced in the press release that it is entering a new development stage and will seek a senior management group with more operational experience over the next three months.

Item 7.  Financial Statements and Exhibits

         (c)  Exhibits

                99.1    Text of Press Release, dated July 14, 2000.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, SUMmedia.com Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              SUMMEDIA.COM INC.
                                              (Registrant)



                                              /s/ STEVE P. TATONE
                                              ------------------------------
                                              Steve P. Tatone
                                              Acting Chief Financial Officer
Date:  July 27, 2000


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                                  EXHIBIT INDEX


EXHIBIT
  NO.                DESCRIPTION
-------              -----------
99.1                 Text of Press Release, dated July 14, 2000.